UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Five Below, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

fiVe BELoW

FIVE BELOW, INC.
701 MARKET STREET
SUITE 300
PHILADELPHIA, PA 19106

D76556-P67645

Your **Vote** Counts!

FIVE BELOW, INC.

2022 Annual Meeting
Vote by June 13, 2022
11:59 PM ET



You invested in FIVE BELOW, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 14, 2022
9:00 AM, Eastern Time

Virtual Meeting
To attend and participate in the virtual Annual Shareholder Meeting, shareholders must register in advance at https://viewproxy.com/fivebelow/2022/ prior to the deadline of 11:59 PM ET on June 9, 2022.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Catherine E. Buggeln	For
1b. Michael F. Devine, III	For
1c. Bernard Kim	For
1d. Ronald L. Sargent	For
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending January 28, 2023.	For
3. To approve the Company's 2022 Equity Incentive Plan.	For
4. To approve, by non-binding advisory vote, the Company's Named Executive Officer compensation.	For
5. To approve amendments to the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the Board of Directors.	For
6. To approve amendments to the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14.	For

NOTE: If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D76557-P67645